Exhibit 99.2

R1 Completes Restatement of Previously Issued Financial Statements

As Expected, No Material Impact on 2023 Financial Results; No Impact on Cash, Business Operations or 2023 Outlook

MURRAY, Utah - December 4, 2023 – R1 RCM Inc. (NASDAQ: RCM) (“R1”) (“Company”), a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers, today announced that it has completed the restatement of its previously issued financial statements for the years ended December 31, 2022 and 2021 and interim periods for each of the quarters within 2022 and 2021, as well as for the first two quarters of 2023, and filed its Form 10-Q for the third quarter of 2023.

Consistent with the Company’s expectations, the adjustments in the restated financial statements had:
•No material impact on 2022 and 2021 revenue or Adjusted EBITDA;
•No material impact on R1’s previously reported results of operations for the first three quarters of 2023; and
•No impact on R1’s cash, business operations or 2023 outlook.

“We are pleased to have resolved this technical accounting issue identified by R1,” said Lee Rivas, chief executive officer of R1. “Our entire team remains focused on driving sustainable value over the long term, maintaining our position as the preferred partner for providers and increasing demand for our solutions.”

Forward-Looking Statements
This press release contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including, among other things, statements regarding the Company’s 2023 outlook and long-term priorities. These statements are often identified by the use of words such as “anticipate,” “believe,” “contemplate,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “see,” “seek,” “target,” “would” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risk and uncertainties related to: (i) the impact of the restatements of the financial statements, and the non-compliance notice from Nasdaq relating to the Company’s late Form 10-Q, on the price of our common stock, our reputation, our relationships with our investors, suppliers, customers, employees and other parties and (ii) the Company’s ability to remediate the material weakness in its internal control over financial reporting. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2022 and any other periodic reports that the Company may file with the Securities and Exchange Commission. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.

About R1 RCM
R1 is a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers. R1’s proven and scalable operating models seamlessly complement a healthcare organization’s infrastructure, quickly driving sustainable improvements to net patient revenue and cash flows while reducing operating costs and enhancing the patient experience. To learn more, visit: r1rcm.com.

Contact:

R1 RCM Inc.

Investor Relations:
Evan Smith, CFA
516-743-5184
investorrelations@r1rcm.com

Media Relations:
Allison+Partners
Amanda Critelli
R1PR@allisonpr.com